SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 10, 2003

COMMISSION FILE NUMBER: 0-15097

WESTIN HOTELS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

91-1328985
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

1-800-323-5888
(Registrant’s telephone number, including area code)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT 99.1

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press release dated October 10, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     The press release attached as Exhibit 99.1 and incorporated by reference herein is being furnished pursuant to Item 12 – Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statement filed under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTIN HOTELS LIMITED PARTNERSHIP (a Delaware limited partnership)

	By:	WESTIN REALTY CORP. Its sole General Partner

	By:	/s/ Alan M. Schnaid

Alan M. Schnaid Vice President
Dated: October 14, 2003